UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2013

Date of reporting period:  6/30/2013

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
Semi-Annual Report
For the six months ended
June 30, 2013

Special Opportunities Fund, Inc.

August 26, 2013

Dear Fellow Shareholders:

As you may know, Special Opportunity Fund’s investment advisor has had several monikers.  While the use of different names made sense in the past, the advisor has decided to use just one going forward.  Therefore, please note that the name of the Fund’s investment advisor has been changed from Brooklyn Capital Management, LLC to Bulldog Investors, LLC.

For the first six months of 2013, the Fund’s NAV gained 8.83% vs. 13.82% for the S&P 500 Index.1  It is somewhat frustrating to trail the Index by a pretty wide margin this year but, given the stock market’s strong gains and our aversion to excessive risk, not unexpected.  (While past performance is not a guarantee of future results, since inception, the original private investment fund advised by Bulldog Investors has lost money in only one year out of twenty.)  In particular, due to recent concerns about rising interest rates, our exposure to some income oriented investments has been a drag on performance.

As of June 30, 2013, the Fund continued to hold a number of investments that have little or no correlation to the stock market such as SPACs and auction rate preferred stock (both of which are very safe), and special situation stocks like Imperial Holdings and Gyrodyne.  Here is the status of some of our larger positions and a few odds and ends.  Please refer to my previous letters for more background.

Firsthand Technology Value Fund (SVVC)
We began purchasing shares of SVVC last year after its stock fell to a discount of more than 20% as a result of Facebook’s poorly received IPO.  As of July 31, 2013, SVVC reported a net asset value of $218 million, including $130 million in cash.  The discount has narrowed significantly recently after Facebook, SVVC’s second largest holding, announced improved results.  SVVC’s largest holding is Twitter, which represents about 10.5% of its NAV.  In July, SVVC liquidated its position in SolarCity for $17.3 million, resulting in a realized gain of $10.6 million.

Despite these favorable developments, SVVC may remain “in play” because of the atrocious long term performance of Kevin Landis, SVVC’s manager, and the fact that many investors are still deep under water.  In April, we sent a letter to
__________

1
In my last letter, I discussed some problems in calculating NAV performance for a closed-end fund.  The 8.83% is based on the Fund’s NAV at the beginning and end of the period, i.e., $17.22 and $18.74.  However, the Fund’s administrator has calculated the NAV performance at 9.27% to reflect 7 cents per share in dilution due to shares being issued at a discount to NAV in January pursuant to the Fund’s 2012 stock dividend.  In my mind, 8.83% represents the NAV return to an investor that purchased common shares at the close on December 31, 2012 and held them on June 30, 2013 whereas 9.27% essentially represents the investment advisor’s NAV performance.

Special Opportunities Fund, Inc.

shareholders urging them to vote against management’s nominee for director at the May 30th annual meeting of stockholders.  Shareholders owning 32% of the outstanding shares voted against the nominee.  Shortly thereafter, we submitted a proposal asking shareholders to oust Landis as manager at the next meeting.

We see at least two ways to make money in SVVC.  If Twitter announces an IPO, SVVC’s stock price may pop and the discount may disappear as Twitter enthusiasts bid it up.  That actually appears to be happening as this is being written.  SVVC’s stock price is up by more than 20% since June 30th.  On the other hand, if the discount persists, we can probably oust Landis at next year’s annual shareholder meeting and push for a liquidity event at or close to NAV.

The Zweig Total Return Fund (ZTR)
ZTR is a “balanced” conservative equity and income closed-end fund.  ZTR used to trade at a premium to its NAV, but has languished at a double-digit discount since mid-2011.  In March 2012, the board of ZTR then implemented “a set of actions . . . to address [its] current discount to its net asset value (NAV)” including open-market stock repurchases. Unfortunately, these measures have had a negligible effect on the discount. As we said previously, we think the board is sincerely concerned about the discount.  We intend to propose that the board consider additional measures to narrow the discount.  Meanwhile, we see little risk of the discount widening, in part because several other value oriented investors have been adding to their positions in ZTR and some of them have expressed support for additional measures to address the discount.

Gyrodyne Corporation of America (GYRO)
Gyrodyne has more than $70 per share in cash as a result of winning its eminent domain case against New York State.  It also owns some land and commercial properties.  Its stock has been trading in the low $70s lately.  In August 2012, Gyrodyne engaged an investment banker “to advise the Company with respect to maximizing shareholder value.”  Although the process has taken longer than we expected and even led some shareholders to become skeptical, we continue to believe that something will ultimately be announced that will increase GYRO’s stock price.

Liberty All-Star Equity Fund (USA)
We purchased almost all of our shares of this diversified multi-manager equity fund at a double-digit discount to net asset value.  USA makes cash distributions equal to 1.5% of NAV per quarter (6% per annum).  Until a few weeks ago, the shares had been trading at a discount of 11 - 12% from NAV.  On July 9th, we filed preliminary proxy materials indicating our intent to elect directors and oust the investment advisor at the annual meeting scheduled for August 29th.  We think we would have made a creditable showing, but management promptly reached out to us and a very quick settlement was reached to terminate the proxy contest.  On July 29th, USA announced that it would launch a self-tender offer in

Special Opportunities Fund, Inc.

August to repurchase 7.5% of its shares at 96% of NAV.  The discount has narrowed a bit and is currently in a tight range centering around 10%.  The tender offer expires on September 23rd and we are pretty comfortable holding any shares not accepted because we think management is now sensitive to the discount.

Imperial Holdings (IFT)
We commenced buying Imperial’s stock at about $1.60 per share after its price collapsed following an FBI raid in September 2011.  On the afternoon of May 1, 2013, Imperial announced that it had executed a 15 year, $300 million revolving credit facility which, according to its CFO, “will result in a meaningful increase in the Company’s book value.”  The next day, the stock price, which had been hovering around $4 per share, jumped by 40% on big volume to close at $5.59.  Imperial is clearly in a much better position today than it was before May 1st. While there are still real risks ahead, there are also great opportunities to increase book value and Imperial’s share price and the board and management are focused on maximizing shareholder value.  We believe that without CEO Tony Mitchell and a supportive board Imperial might well be struggling for survival.  Three of the Fund’s directors are also directors of Imperial.  Our experience validates the importance of looking behind the numbers when evaluating a company’s prospects.

On July 26th, Imperial’s stock hit a post-raid high of $7.51 although it has since moved back down to below $7.  The most recent reported book value is just over $8 per share.  The board and management remain focused on mitigating the risks of non-collectability on Imperial’s portfolio of life insurance policies, which have an aggregate face value of approximately $3 billion and on capitalizing on opportunities to enhance shareholder value as a result of its improved financial position.  As value oriented investors, we have long believed that the day-to-day movements in stock price generally have little to do with the intrinsic value of a company.  As insiders of Imperial, we can confirm that.  Our sole goal as directors is to increase Imperial’s intrinsic value.  If that happens, we are confident that investors will eventually recognize it and assign it a higher stock price.

American Strategic Income Portfolio Inc. II (BSP) and III (CSP)
BSP and CSP are sister closed-end funds sub-managed by Nuveen.  Each fund invests a substantial percentage of its assets in whole mortgage loans and to a lesser extent, in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights.  Both funds’ shares have long traded at a double digit discount to NAV.  We have had discussions with management about the need to provide an exit for shareholders of CSP, our older position, at or close to NAV, but nothing definitive has resulted thus far.  As a result, on July 10th, we formally submitted a proposal recommending that CSP’s shareholders be afforded an opportunity to realize a price at close to NAV for their shares.  If the board does not respond favorably, we intend to seek representation on the board via a proxy contest.  BSP is a new reporting position for

Special Opportunities Fund, Inc.

us.  We filed our initial Form 13D on July 26th.  BSP is similarly in need of a liquidity event and we intend to pursue a similar strategy to achieve that.

Eaton Vance Risk-Managed Diversified Equity Income Fund (ETJ)
Our filing group owns more than 8% of this $900 million relatively low risk hedged closed-end fund and it is one of our largest holdings.  Most of our shares were purchased at discounts in the mid-teens.  In response to our concerns about the discount, on August 8, 2012 the Board of Trustees announced a plan to buy back up to 10% of ETJ’s outstanding shares.  In addition, at our suggestion, the Board determined to pay a monthly dividend to raise ETJ’s profile among income oriented investors.  As a result of these initiatives, the discount has narrowed, but seems stuck at about 10%.  We intend to continue to advocate for measures to achieve a narrower discount including a liquidity event.  If our proposals are rejected, we may launch a proxy contest.

The Thai Capital Fund (TF)
In our last letter, we said: “If all goes well, we hope to realize cash for our shares at or close to their NAV by midyear.”  Unfortunately, all did not go well.  It turned out that our innovative plan to overcome the problem of TF’s apathetic shareholder base – by issuing a new low-priced preferred stock via a rights offering at a modest discount to its redemption value, holding the proceeds in cash, and then taking another vote to liquidate – hit a snag.  Just before the rights offering was to commence, we were informed that TF’s articles of incorporation precluded issuance of preferred stock.  Therefore, shareholders had to first vote to eliminate that restriction.  That vote, along with another vote to liquidate, took place on June 10th.  Surprisingly, this time the vote to liquidate passed.  Ninety percent of TF’s NAV was paid to shareholders last week and the balance will be paid in September.  All is well that ends well.

Swiss Helvetia Fund (SWZ)
On August 8th, a group, including the Fund filed a Form 13D indicating our ownership of 5.5% of this $475 million (NAV) closed-end fund.  On average, we paid about a 14% discount to NAV for our shares.  As its name suggest, SWZ invests in Swiss companies, many of which are global powerhouses.  Its top 4 holdings, Roche, Nestle, Novartis, and UBS represent almost 40% of its NAV.  For several reasons, SWZ is a prime target for activism.  Most importantly, the top three shareholders, including clients of Bulldog Investors, own more than 35% of the outstanding shares.  We intend to meet with the board and to push for a liquidity event at or close to NAV.

Myrexis (MYRX)
This investment is now in extra innings and we do not intend to write further about it unless there is a newsworthy event.  In February, Myrexis paid a cash distribution of $2.86 per share.  The stub, which trades for about 8 cents is a cheap bet that

Special Opportunities Fund, Inc.

the new CEO, who is experienced in these sorts of workouts, can use the shell and Myrexis’ large net operating loss to acquire one or more revenue or income producing assets.  It is not an easy task but there is not much downside either.

SPACs
Our portfolio continues to have a significant weighting in SPACs or blank check companies. A SPAC is a publicly-traded company that raises funds from investors in an IPO and which are then held in a trust account while the sponsor pursues the acquisition of an unspecified company.

Activity in the SPAC market has recently picked up with a number of announced transactions and some new SPACs coming to market.  Each SPAC is unique.  We do well on some and just break even, give or take a few cents per share, on others.  Rarely do we win big, but that is because we are risk averse and not willing to risk a lot of equity capital to ride the winners.

One example of a SPAC in which we recently invested is Quinpario Acquisition Corp. (QPACU). Quinpario will seek to acquire or merge with an operating business in the specialty chemicals and performance materials sectors. On August 8, 2013, Quinpario issued 15,000,000 units at $10.00 per unit.  Each unit consists of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $12.00 per share if and only if a transaction is consummated. The sponsor has 16 months to complete a transaction.  Otherwise, Quinpario will be dissolved and the cash in the trust fund will be distributed to the public shareholders. Immediately after the IPO, the trust account held $10.35 per publicly owned share, the result of the sponsor purchasing 1,150,000 units at the same $10 price for a total of $11.5 million.  (Unlike the public shares, the sponsor’s shares are not redeemable for cash.)  Thus, the IPO unit holders who paid $10 per unit are guaranteed to get at least $10.35 in cash plus, if a transaction is completed, a warrant unless (1) they elect to hold their stock in the surviving company, or (2) the 16 month time limit is extended, in which case the sponsor must buy more non-redeemable units which will increase the cash held in the trust account.  All in all, it is hard to beat a SPAC like Quinpario for investors seeking a greater return than they can get on a bank certificate of deposit of similar safety and maturity.  Also, investors have upside potential from the warrants.

Odds and Ends

•
Most of our auction rate preferred shares (ARPs) have been redeemed or sold at face value or close to it.  We have a few ARPs left that represent a small percentage of our portfolio and we expect them to ultimately be redeemed by the issuers.

•	We still hold some attractive baby bonds and preferred stock issued by asset rich companies. For example, because of the statutory minimum

Special Opportunities Fund, Inc.

asset coverage requirements for BDCs and the fact that I am a director of MVC, we think our investment in MVC 7.25% 10-year notes is very safe.  We also own Preferred Apartment Communities 6% preferred stock (which we were able to purchase directly from the company for 93% of face value due to the size of our order) because the asset coverage is also very high.  If we redeem our shares in five years at face value, the estimated effective rate of return would be 7.5% per annum.

•
In January, SUPERVALU (SVU), one of the largest grocery store operations in the United States, announced it would sell a large portion of its retail store chain to an affiliate of Cerberus Capital Management.  A separate affiliate of Cerberus agreed to commence a tender offer to purchase up to 30% of the outstanding shares of SVU at $4 per share.  We concluded that the shares were worth considerably more than $4 based upon our estimate of SVU’s potential earnings and we began to accumulate them at prices between $3.50 and $3.90 per share.  Prior to the expiration of the tender offer, SVU’s shares rose above the $4 tender price.  Of course, we did not tender our shares, which are currently trading around $7.30.  We have taken some profits, but still have a position.

Foreign Closed-End Funds
We continue to find value in certain offshore closed-end funds that trade at a relatively wide discount or have discount control measures such as periodic self-tender offers or a commitment to permit shareholders to vote on the fund’s continuation at some time in the future. Consequently, we are exploring the feasibility of creating a fund that would invest exclusively in foreign closed-end funds.  Each of the foreign closed-end funds is shown on the schedule of investments with an “(h)” next to its name.

Future Opportunities
As observers of closed-end trends know, bargains have finally begun to appear in the income oriented closed-end fund sector as their market prices have fallen much more than their NAVs.  In some cases, the shares of income CEFs have moved from premiums to double digit discounts.  We are selectively accumulating some of the most attractively priced income oriented CEFs and, at some point, we may actively push for discount narrowing measures.  Mortgage REITs have also recently been dumped into the stock market’s bargain bin.  As with the income CEFs, the market prices of many mortgage REITs have gone from a premium to book value to a double digit discount.  One such mortgage REIT is JAVELIN Mortgage Investment (JMI), for which Bulldog Investors recently made a 13D filing which is available on EDGAR.

***

Our goal is to outperform the markets over the long term while assuming less risk than a passive index fund.  We think there is only one way to do that, i.e., by

Special Opportunities Fund, Inc.

making many investments where we think we have an edge.  Having an edge does not insure that we will never underperform or that we will never lose money.  It means that we have an objective reason to think that for any investment we make: (1) the expected return will exceed the expected return on an investment with a comparable risk profile, (2) the risk is lower than an investment with a comparable expected return, or (3) both.  In sum, we strive to be like a casino that deals roulette.  Although the casino will not make a profit on every spin of the wheel, it does have a built-in advantage that virtually insures a profit over the long term.  Similarly, we expect that over time making many investments that have an edge should result in excellent risk adjusted performance for the Fund’s shareholders.

The casino manager does not try to guess where the roulette ball will land on the next spin or even what numbers it will disproportionately favor over the next month or year.  Similarly, we try to remain focused on exploiting the sort of investments that we think have a demonstrable edge and not be distracted by the sort of noise that pervades CNBC.  We accept it as a given that there are events over which we have no control and that are inherently unpredictable.

In our opinion, one should never invest in a fund unless he has an idea of how the manager’s mind works, especially about how the manager thinks about risk and reward.  He should be pretty sure that the manager has a true edge that will lead to long term outperformance for the risk assumed.  The primary purpose of our letters is give you some insight into our thinking.  Just looking at performance data, especially recent performance data, without any context, does not really provide that insight since luck tends to have a disproportionate effect on short term performance.

The stock market has had a remarkable run since the lows of March 2009 with the S&P 500 up about 175%.  We can’t recall anyone predicting such a powerful bull market amidst the doom and gloom of early 2009.  Now, many investors who exited from equities after 2008 are coming back into U.S. stock funds.  Is that a good move?  Although we doubt that the market can continue its torrid pace, no one knows for sure, least of all, us.  Although the future is always uncertain, as the performance Bulldog Investors has generated for its private funds over the past twenty years suggests, we are pretty confident that when the dust settles after a full market cycle, we will have achieved solid absolute and relative results.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/13
Net asset value returns	1 year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	17.17%	11.38%	10.18%	6.13%

Market price returns
Special Opportunities Fund, Inc.	19.14%	10.80%	10.14%	6.39%

Index returns
S&P 500 Index	20.60%	14.19%	7.01%	7.30%

Share price as of 6/30/13
Net asset value	$18.74
Market price	$16.93

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2013(1) (unaudited)

	Value	Percent
Investment Companies	$123,526,165	93.37%
Common Stocks	26,561,922	20.08
Preferred Stocks	11,768,230	8.89
Money Market Funds	2,083,945	1.58
Warrants	1,223,940	0.92
Corporate Bonds	857,535	0.65
Promissory Notes	234,000	0.18
Rights	478	0.00
Total Investments	$166,256,215	125.67%
Other Assets in Excess of Liabilities	3,492,445	2.64
Preferred Stock	(37,454,300)	(28.31)
Total Net Assets	$132,294,360	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2013 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—93.37%
Closed-End Funds—77.76%
Aberdeen Israel Fund, Inc.	74,611	$1,093,051
Adams Express Company	351,652	4,205,758
Advance Developing Markets Fund Ltd. (a)(h)	187,317	1,216,529
Advance Frontier Markets Fund Ltd. (a)(h)	500,000	395,449
Alpine Total Dynamic Dividend Fund	654,931	2,560,780
American Select Portfolio, Inc.	7,006	71,188
American Strategic Income Portfolio II	197,298	1,619,817
American Strategic Income Portfolio III	530,930	3,732,438
ARC Capital Holdings Ltd. (a)(h)	726,356	355,915
Bancroft Fund, Ltd.	79,335	1,374,876
BlackRock Build America Bond Trust	40,001	808,020
BlackRock Latin American Investment Trust Plc (h)	80,000	565,797
BlackRock New Energy Investment Trust Plc (h)	224,028	128,628
Boulder Growth & Income Fund, Inc.	428,406	3,187,341
Boulder Total Return Fund, Inc. (a)(k)	184,149	3,898,434
Central Europe, Russia, & Turkey Fund, Inc.	21,564	643,038
Central Securities Corp.	123,123	2,596,664
Clough Global Equity Fund	101,890	1,525,293
Clough Global Opportunities Fund	10,024	129,009
DPF India Opportunities Fund (h)	522,816	1,690,191
DWS RREEF Real Estate Fund II, Inc. (a)(c)(g)(f)	201,612	28,831
DWS RREEF Real Estate Fund, Inc. (a)(c)(g)(f)	126,913	11,803
Eaton Vance Risk-Managed Diversified Equity Income Fund	1,299,939	14,169,335
Ellsworth Fund Ltd.	55,094	422,020
The European Equity Fund, Inc.	9,361	67,025
First Opportunity Fund, Inc. (a)	279,106	2,285,878
Gabelli Global Utility & Income Trust	7,523	141,658
Gabelli Healthcare & WellnessRx Trust	3,044	29,832
General American Investors Co., Inc.	184,994	5,908,708
Impax Asian Environment Markets Plc (h)	1,210,926	1,823,351
The India Fund, Inc.	92,375	1,770,829
INVESCO Asia Trust PLC (h)	347,395	812,374
JP Morgan Asian Investment Trust Plc (h)	34,105	106,079
Juridica Investments Ltd. (h)	495,258	846,597
Kubera Cross-Border Fund (h)	380,604	180,406
Liberty All-Star Equity Fund	2,341,737	12,177,032

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2013 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Macquarie Global Infrastructure Total Return Fund, Inc.	18,630	$380,425
The New Germany Fund, Inc.	13,471	237,090
The New Ireland Fund, Inc. (a)	26,785	278,564
Pacific Alliance Asia Opportunities Fund (a)(h)	182,740	238,293
Royce Micro-Cap Trust, Inc.	440,426	4,761,005
Royce Value Trust, Inc.	244,872	3,712,260
Swiss Helvetia Fund, Inc.	312,067	3,844,665
Terra Catalyst Fund (a)(h)	40,000	27,529
The Thai Capital Fund, Inc.	106,942	1,250,152
The Thai Fund, Inc.	144,393	3,118,889
Tri-Continental Corporation	387,319	6,933,010
The Zweig Total Return Fund, Inc.	428,141	5,505,893
		102,867,749
Closed-End Funds—Preferred Shares—3.76%
Gabelli Global Utility & Income Trust	7,138	365,466
Oxford Lane Capital Corp.	155,222	4,020,550
Saratoga Investment Corp.	23,667	587,178
		4,973,194
Auction Rate Preferred Securities—3.54% (b)
BlackRock California Municipal 2018 Term Trust—Series M7, 0.082% (c)(f)	79	1,876,250
BlackRock Municipal 2018 Term Trust—Series W7, 0.088% (c)(f)	66	1,567,500
Putnam Managed Municipal Income Trust—Series C, 0.00% (c)(f)	6	225,000
Putnam Municipal Opportunities Trust—Series C, 0.00% (c)(f)	6	112,500
Western Asset Premier Bond Fund—Series M, 0.160% (c)(f)	46	914,250
		4,695,500
Business Development Company—8.31%
Equus Total Return, Inc. (a)	106,919	204,215
Firsthand Technology Value Fund, Inc. (a)	253,938	5,043,209
Gladstone Investment Corp.	319,755	2,350,199
MVC Capital, Inc.	269,428	3,392,099
		10,989,722
Total Investment Companies (Cost $110,948,676)		123,526,165

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2013 (unaudited)

	Shares	Fair Value
PREFERRED STOCKS—8.89%
Capital Markets—3.80%
Ladenburg Thalman Financial Services, Inc.	43,983	$1,100,894
MVC Capital, Inc.	155,757	3,931,307
		5,032,201
Commercial Banks—0.66%
National Bank of Greece SA (a)(h)	73,016	876,922

Real Estate Investment Trusts—4.43%
MPG Office Trust, Inc. (a)	7,955	201,978
Preferred Apartment Communities—Series A (a)(c)(f)	6,083	5,657,129
		5,859,107
Total Preferred Stocks (Cost $11,792,862)		11,768,230

COMMON STOCKS—20.08%
Energy Equipment & Services—0.23%
Zedi, Inc. (a)(h)	525,202	304,624

Financials—0.02%
Universal Business Payment Solutions Acquisition Corp.
(Acquired 5/11/2011, Cost $20,101) (a)(c)(j)	13,330	29,993

Food & Staples Retailing—0.46%
SUPERVALU, Inc. (a)	98,396	612,023

Home Builder—2.10%
Lennar Corp.—Class B	98,068	2,780,228

Life Insurance—3.01%
Imperial Holdings, Inc. (a)	581,622	3,984,111

Marine—0.17%
Box Ships, Inc. (h)	58,612	222,726

Pharmaceuticals Preparations—0.05%
Myrexis, Inc.	857,013	64,276

Real Estate—0.45%
Gyrodyne Company of America, Inc.	8,345	596,668

Real Estate Investment Trusts—1.95%
Brookfield Property Partners LP (h)	3,204	65,041
Gladstone Land Corp.	3,382	57,257
JAVELIN Mortgage Investment Corporation	173,978	2,451,350
		2,573,648

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2013 (unaudited)

	Shares	Fair Value
COMMON STOCKS—(continued)
Software—0.28%
Single Touch Systems, Inc. (a)	558,376	$365,736

Special Purpose Acquisition Vehicle—11.36% (a)
Andina Acquisition Corporation (h)	95,026	945,508
Aquasition Corp. (h)(i)	400,000	3,952,000
BGS Acquisition Corp. (h)	120,615	1,208,562
Blue Wolf Mongolia Holdings Corp. (c)(h)	50,273	501,222
Capital Acquisition Corp. II	155,123	1,566,742
Chart Acquisition Corp.	124,265	1,185,488
China VantagePoint Acquisition Co. (c)(f)(h)	271	0
CIS Acquisition Ltd. (h)	144,147	1,442,912
Collabrium Japan Acquisition Corp. (h)	208,234	2,103,163
Hyde Park Acquisition Corp. II	59,000	602,390
Infinity Cross Border Acquisition Corp. (h)	49,689	389,562
Lone Oak Acquisition Corporation (c)(f)(h)	112,297	907,360
MedWorth Acquisition Corp.	23,185	185,480
Selway Capital Acquisition Corp. (Acquired 10/24/2012, Cost $0) (c)(j)	10,000	37,500
		15,027,889
Total Common Stocks (Cost $27,372,150)		26,561,922

	Principal
	Amount
CORPORATE BONDS—0.65% (b)
American Airlines, Inc.
10.500%, 10/15/2012 (d)	$666,000	797,535
Washington Mutual Inc.
0.000%, 09/17/2012 (c)(d)(f)	3,000,000	60,000
Total Corporate Bonds (Cost $786,713)		857,535

PROMISSORY NOTES—0.18% (b)
Symbios Holdings, Inc.
15.000%, 07/16/2012 (c)(f)	450,000	—
UBPS Secured Convertible Promissory Note
12.000%, 12/31/2014 (Acquired 12/28/2012, Cost $234,000) (c)(f)(j)	234,000	234,000
Total Promissory Notes (Cost $684,000)		234,000

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2013 (unaudited)

	Shares	Fair Value
WARRANTS—0.92% (a)
Andina Acquisition Corporation
Expiration: March 2016
Exercise Price: $8.00 (h)	95,026	$17,105
Aquasition Corp.
Expiration: January 2018
Exercise Price: $11.50	400,000	80,000
BGS Acquisition Corp.
Expiration: May 2017
Exercise Price: $10.00 (h)	120,615	24,123
Blue Wolf Mongolia Holdings Corp.
Expiration: July 2016
Exercise Price: $12.00 (h)	50,273	10,055
Chart Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50	124,265	64,618
CIS Acquisition Ltd.—Class A
Expiration: December 2017
Exercise Price: $10.00 (h)	144,147	29,550
Collabrium Japan Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50	208,234	64,553
EveryWare Global, Inc.
Expiration: May 2018
Exercise Price: $6.00	48,370	67,718
Global Eagle Acquisition Corp.
Expiration: January 2018
Exercise Price: $11.50	64,450	103,120
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $12.00	166,726	233,416
Infinity Cross Border Acquisition Corp.
Expiration: July 2016
Exercise Price: $7.00 (h)	301,149	168,643
Integrated Drilling Equipment Holdings Corp.
Expiration: December 2017
Exercise Price: $11.50	205,929	56,630
Lone Oak Acquisition Corp.
Expiration: March 2016
Exercise Price: $5.00 (h)	81,430	21,253
Nautilus Marine Acquisition Corp.
Expiration: July 2016
Exercise Price: $11.50 (h)	30,852	2,160

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2013 (unaudited)

	Shares	Fair Value
WARRANTS—(continued)
Net Element International, Inc.
Expiration: October 2017
Exercise Price: $7.50	203,282	$121,969
Preferred Apartment Communities
Expiration: March 2017
Exercise Price: $9.00 (c)(f)	6,083	61
Pingtan Marine Enterprise Ltd.
Expiration: February 2018
Exercise Price: $12.00 (h)	52,798	10,560
Prime Acquisition Corp.
Expiration: March 2016
Exercise Price: $7.50 (h)	50,142	13,538
RLJ Entertainment, Inc.
Expiration: October 2017
Exercise Price: $12.00	436,744	78,614
Selway Capital Acquisition Corp.
Expiration: November 2016
Exercise Price: $7.50 (Acquired 10/24/2012, Cost $0) (c)(j)	5,000	5,625
Expiration: November 2016
Exercise Price: $7.50	33,753	50,629
Total Warrants (Cost $906,919)		1,223,940

RIGHTS—0.00%
Gabelli Healthcare & WellnessRx Trust (a)	3,044	478
Total Rights (Cost $1,090)		478

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2013 (unaudited)

	Shares	Fair Value
MONEY MARKET FUNDS—1.58%
Fidelity Institutional Government Portfolio—Class I, 0.010% (e)	1,024,462	$1,024,462
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.010% (e)	1,059,483	1,059,483
Total Money Market Funds (Cost $2,083,945)		2,083,945
Total Investments (Cost $154,576,355)—125.67%		166,256,215
Other Assets in Excess of Liabilities—2.64%		3,492,445
Preferred Stock (28.31)%		(37,454,300)
TOTAL NET ASSETS—100.00%		$132,294,360

Percentage are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at June 30, 2013.
(c)	Fair valued securities. The total market value of these securities was $12,169,024, representing 9.20% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2013.
(f)	Illiquid security. The total market value of these securities was $11,594,684, representing 8.76% of nets assets.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Foreign-issued security.
(i)	Affiliated security.
(j)	Restricted security.
(k)	Security pledged as collateral for short positions.

Schedule of securities sold short—June 30, 2013 (unaudited)

	Shares	Value
Lennar Corp.—Class A	73,450	$2,647,138
Total Securities Sold Short (Proceeds $3,073,266)		$2,647,138

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2013 (unaudited)

Assets:
Investments, at value:
Non-Affiliated Companies (cost $150,660,608)	$162,304,215
Affiliated Companies (cost $3,915,747)	3,952,000
Total investment, at value (cost $154,576,355)	166,256,215
Cash	15,581
Dividends and interest receivable	326,460
Receivable for investments sold	3,373,353
Deposits at brokers	3,101,846
Other assets	19,194
Total assets	173,092,649

Liabilities:
Securities sold short, at value (proceeds $3,073,266)	2,647,138
Payable for investments purchased	407,709
Preferred dividends accrued not yet declared	9,236
Payable to Adviser	140,301
Payable to Custodian	10,040
Accrued expenses and other liabilities	129,565
Total liabilities	3,343,989

Preferred Stock:
3.00% Convertible Preferred Stock—$0.001 par value,
$50 liquidation value per share; 749,086 shares outstanding	37,454,300
Net assets applicable to common shareholders	$132,294,360

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
7,059,999 shares issued and outstanding, 13,568,364 shares held in treasury	$302,516,854
Cost of shares held in treasury	(191,865,432)
Accumulated undistributed net investment income	4,575,780
Accumulated net realized gain from investment activities	4,963,447
Net unrealized appreciation (depreciation) on:
Investments	11,679,859
Securities Sold Short	426,128
Foreign currencies	(2,276)
Net assets applicable to common shareholders	$132,294,360
Net asset value per common share ($132,294,360 applicable to
7,059,999 common shares outstanding)	$18.74

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six
months ended
June 30, 2013
(unaudited)
Investment income:
Dividends(1)	$5,461,022
Interest	190,429
Total investment income	5,651,451

Expenses:
Investment advisory fees	830,148
Directors’ fees and expenses	83,788
Professional fees and expenses	62,268
Administration fees and expenses	49,402
Compliance fees and expenses	22,011
Insurance fees	19,470
Reports and notices to shareholders	17,943
Stock exchange listing fees	14,170
Accounting fees and expenses	11,860
Custody fees and expenses	11,650
Transfer agency fees and expenses	8,711
Dividend expenses on short securities	2,596
Other expenses	2,298
Total expenses	1,136,315
Net investment income	4,515,136

Net realized and unrealized gains from investment activities:
Net realized gain from:
Investments	4,220,086
Short transactions	31,176
Distributions received from investment companies	127,369
Net realized gain on investments	4,378,631
Change in net unrealized appreciation (depreciation) on:
Investments	2,313,253
Short transactions	426,128
Foreign currency translation	(2,276)
Net realized and unrealized gains from investment activities	7,115,736
Increase in net assets resulting from operations	11,630,872
Distributions to preferred stockholders	(557,198)
Net increase in net assets applicable to common shareholders resulting from operations	$11,073,674

(1)	Net of $24,034 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2013
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$11,630,872
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(55,871,630)
Proceeds from sales of investments	53,410,140
Net purchases and sales of short-term investments	2,747,652
Amortization and accretion of premium and discount	549,040
Decrease in dividends and interest receivable	721,901
Increase in receivable for investments sold	(2,765,389)
Decrease in other assets	10,442
Increase in payable for investments purchased	43,442
Increase in payable to Adviser	7,397
Decrease in payable for taxes	(350,000)
Decrease in accrued expenses and other liabilities	(65,082)
Increase in deposits at brokers	(3,101,846)
Proceeds from securities sold short	3,237,950
Purchases to cover securities sold short	(133,508)
Net realized gains from investments	(4,220,086)
Net realized gains from short transactions	(31,176)
Net foreign currency translation	(27,030)
Net change in unrealized depreciation of investments	(2,313,253)
Net change in unrealized depreciation short transactions	(426,128)
Net change in unrealized appreciation foreign translations	2,276
Net cash provided by operating activities	(3,055,984)

Cash flows from financing activities:
Distributions paid to common shareholders	(2,497,244)
Distributions paid to preferred shareholders	(557,198)
Increase in dividends accrued not yet paid	6,927
Net cash used in financing activities	(3,047,515)
Net change in cash	$8,469

Cash:
Beginning of period	7,112
End of period	$15,581
Non-cash financing activities not included herein consist of
reinvestment of dividend distributions	$3,962,090

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2013	year ended
	(unaudited)	December 31, 2012
From operations:
Net investment income	$4,515,136	$2,815,575
Net realized gain before income taxes from:
Investments	4,220,086	5,373,449
Short Transactions	31,176	—
Distributions received from investment companies	127,369	791,632
Net realized gain before income taxes	4,378,631	6,165,081
Current income tax expense	—	(350,000)
Net realized gain on investments	4,378,631	5,815,081
Net change in unrealized appreciation on:
Investments and foreign currency	2,310,977	6,816,789
Short Transactions	426,128	—
Net increase in net assets resulting from operations	11,630,872	15,447,445

Distributions paid to preferred shareholders:
Net investment income	(557,198)	(495,627)
Total dividends and distributions paid to preferred shareholders	(557,198)	(495,627)
Net increase in net assets applicable to common shareholders
resulting from operations	11,073,674	14,951,818

Distributions paid to common shareholders:
Net investment income	—	(1,566,269)
Net realized gains from investment activities	—	(4,903,104)
Total dividends and distributions paid to common shareholders	—	(6,469,373)

Capital Stock Transactions (Note 5)
Offering costs from issuance of preferred stock	—	(98,035)
Reinvestment of distributions to common stockholders	3,962,090	2,010,594
Total capital stock transactions	3,962,090	1,912,559
Net increase in net assets applicable to common shareholders	15,035,764	10,395,004

Net assets applicable to common shareholders:
Beginning of period	117,258,596	106,863,592
End of period	$132,294,360	$117,258,596
Accumulated undistributed net investment income	$4,575,780	$837,555

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months
	ended June 30, 2013
	(unaudited)
Net asset value, beginning of period	$17.22
Net investment income(2)	0.53
Net realized and unrealized gains (losses) from investment activities	1.14
Total from investment operations	1.67
Common share equivalent of dividends and distributions
paid to auction preferred shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to auction preferred shareholders	—
Net increase (decrease) from operations	1.67
Dilutive effect of reinvestment of distributions by common shareholders	(0.07)
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.08)
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Net asset value, end of period	$18.74
Market value, end of period	$16.93
Total net asset value return(3)(10)	9.27%
Total market price return(4)(10)	13.25%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including
interest, dividends on short positions and tax expense and fees on floating rate notes	2.63	%(5)(7)
Total expenses, before fee waivers by investment advisor and administrator including
interest, dividends on short positions and tax expense and fees on floating rate notes	2.63	%(5)(7)
Total expenses, net of fee waivers by investment advisor and administrator excluding
interest expense, dividends on short positions and fees on floating rate notes	1.76	%(5)(7)
Net investment income before dividends paid to auction preferred shareholders	7.01	%(2)(5)
Dividends paid to auction preferred shareholders from net investment income	—
Net investment income available to common shareholders	7.01	%(2)(5)

Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$132,294
Liquidation value of preferred stock (000’s)	$37,454
Portfolio turnover(10)	33%

Preferred Stock:
Total shares outstanding	749,086
Asset coverage per share of preferred shares, end of period	$227

Financial highlights (continued)

						For the nine
						months ended		For the years ended
For the years ended December 31,						December 31,		March 31,
2012		2011		2010		2009		2009		2008
$16.01		$16.42		$14.26		$13.05		$13.71		$14.96
0.34		0.22	(1)(2)	0.04	(1)(2)	0.52	(1)	0.88	(1)	0.97 (1)
1.92		(0.10)		2.15		1.24		(0.70)		(1.22)
2.26		0.12		2.19		1.76		0.18		(0.25)

—		—		—		(0.02)		(0.25)		(0.39)
—		—		—		—		—		(0.01)
—		—		—		(0.02)		(0.25)		(0.40)
2.26		0.12		2.19		1.74		(0.07)		(0.65)
(0.03)		—		—		—		—		—

(0.07)		—		—		—		—		—

(0.23)		(0.26)		(0.03)		(0.53)		(0.59)		(0.58)
(0.72)		(0.27)		—		—		—		(0.02)
(0.95)		(0.53)		(0.03)		(0.53)		(0.59)		(0.60)
$17.22		$16.01		$16.42		$14.26		$13.05		$13.71
$15.01		$14.50		$14.75		$14.09		$11.37		$12.38
13.72%		0.85%		15.36%		13.51%		(0.39)%		(4.52)%
10.05%		1.89%		4.90%		29.00%		(3.32)%		(3.86)%

2.54	%(5)(7)(8)	1.51	%(7)	1.50	%(7)	1.03	%(5)(6)	1.73	%(6)	1.18%

2.54	%(5)(7)(8)	1.51	%(7)	1.67	%(7)	1.92	%(5)(6)	2.62	%(6)	1.88%

1.82	%(5)(7)	1.51	%(7)	1.50	%(7)	0.99	%(5)	1.59%		1.18%
2.41	%(2)(5)	1.32	%(2)	0.26	%(2)	5.00	%(5)	6.71%		6.66%
—		—		—		0.20	%(5)	1.87%		2.68%
2.41	%(2)(5)	1.32	%(2)	0.26	%(2)	4.80	%(5)	4.84%		3.98%

$117,259		$106,864		$109,631		$294,133		$269,266		$282,886
$37,454		$—		$—		$—		$—		$—
62%		55%		73%		7%		27%		30%

749,086		—		—		—		—		—
$207		$—		$—		$—		$136,860	(9)	$117,354 (9)

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Calculated using the average shares method.
(2)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(9)	In 2008 and 2009, the preferred shares were auction preferred shares.
(10)	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in fair value measurement of the Fund’s investment companies, corporate bonds, and promissory notes, are (1) cost and (2) indicative bids or price ranges from dealers, brokers, or market makers.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded securities that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuations(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

At each regular quarterly Board meeting, the Adviser delivers a written report (the “Quarterly Report”) to the Board regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Board reviews the Quarterly Report and discusses the valuation of the fair valued securities.

The Valuation Committee reviews all Quarterly Reports and any other interim reports, and reviews and approves the valuation of all fair valued securities.  This review included a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$116,066,433	$2,723,598	$4,736,134	$123,526,165
Common Stocks
Energy Equipment & Services	304,624	—	—	304,624
Financials	—	—	29,993	29,993
Food & Staples Retailing	612,023	—	—	612,023
Home Builder	2,780,228	—	—	2,780,228
Life Insurance	3,984,111	—	—	3,984,111
Marine	222,726	—	—	222,726
Pharmaceuticals Preparations	64,276	—	—	64,276
Real Estate	596,668	—	—	596,668
Real Estate Investments Trusts	2,573,648	—	—	2,573,648
Software	365,736	—	—	365,736
Special Purpose Acquisition Vehicle	2,141,783	11,440,024	1,446,082	15,027,889
Corporate Bonds	—	797,535	60,000	857,535
Preferred Stocks
Capital Markets	5,032,201	—	—	5,032,201
Commercial Banks	876,922	—	—	876,922
Real Estate Investment Trusts	201,978	—	5,657,129	5,859,107
Promissory Notes	—	—	234,000	234,000
Warrants	456,996	761,258	5,686	1,223,940
Rights	478	—	—	478
Money Market Funds	2,083,945	—	—	2,083,945
Total	$138,364,776	$15,722,415	$12,169,024	$166,256,215

Liabilities:
Securities Sold Short	$2,647,138	$—	$—	$2,647,138

*	Transfers between Levels are recognized at the end of the reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Transfers between Level 1 and Level 2 securities as of June 30, 2013 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of June 30, 2013 are summarized in the table below.

Transfers into Level 1	$511,531
Transfers out of Level 1	1,131,257
Net transfers in and/or out of Level 1	$(619,726)
Transfers into Level 2	$1,131,257
Transfers out of Level 2	511,531
Net transfers in and/or out of Level 2	$619,726

**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of June 30, 2013:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$1,223,940

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2013:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain	$125,004
	on Investments
	Change in Unrealized Appreciation
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net change in unrealized	$411,047
	appreciation of investments

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change
	Balance			Realized	in unrealized	Transfers	Balance
	as of	Acqui-	Dispo-	Gain	appreciation	into	as of
Category	12/31/2012	sitions	sitions	(Loss)	(depreciaton)	Level 3	6/30/2013

Closed
End Funds	$40,633	$—	$—	$—	$—	$—	$40,633

Auction Rate
Preferred
Securities	5,876,750	—	(1,375,000)	209,688	(15,937)	—	4,695,501

Common
Stock*	20,101	—	—	—	9,892	—	29,993

Preferred Stock	—	5,657,129	—	—	—	—	5,657,129

Special
Purpose
Acquisition
Vehicles	—	1,376,158	(1,091,105)	2,778	12,436	1,145,815	1,446,082

Corporate
Bonds	15,000	—	—	—	45,000	—	60,000

Convertible
Notes	100,000	—	(100,000)	—	—	—	—

Promissory
Notes	459,000	—	—	—	(225,000)	—	234,000

Structured Life
Settlement
Notes	188,321	—	(188,321)	—	—	—	—

Warrants	—	5,686	—	—	—	—	5,686

	$6,699,805	$7,038,973	$(2,754,426)	$212,466	$(173,609)	$1,145,815	$12,169,024

*	Universal Business Payment Solutions Acquisition Corp. was reclassified from a Special Purpose Acquisition Vehicle to a Common Stock.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2013:

				Impact to
				Valuation
	Fair Value			from an
	June 30,	Valuation	Unobservable	increase in
	2013	Methodologies	Input(1)	Input(2)

Closed End Funds	$40,633	Market Transactions	Discount to Last	Increase
		Approach	Reported Net Asset Value

Auction Rate Preferred	$4,695,501	Market	Comparability Adjustments/	Increase
Securities		Comparables	Broker Indications/
			Company Announcements

Common Stock	$29,993	Market Transactions	Discount to Market Price	Increase
		Approach	for Share Restrictions

Preferred Stock	$5,657,129	Cost	Market Assessments/	Increase
			Financial Assessments

Special Purpose	$1,446,082	Market Transactions	Adjustments for Dividends	Increase
Acquisition Vehicles		Approach	and Announcements
			by Company

Corporate Bonds	$60,000	Market Transactions	Broker Bids	Increase
		Approach

Promissory Notes	$234,000	Cost	Terms of the Note/	Increase
			Financial Assessments/
			Company Announcements

Warrants	$5,686	Market Transactions	Discount to Market Price	Increase
		Approach	for Share Restrictions

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities.  Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.  A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.  The Fund's securities sold short and payable to broker are held with or due to one majority security dealer.

Concentration risk—The Fund invested 3.54% of its net assets in auction rate preferred securities as of June 30, 2013.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends to holders of Convertible Preferred Stock will receive calendar quarterly dividends at the rate of 3.00% of the Subscription Price per year.  Dividends on the Convertible Preferred Stock will be fully cumulative, and will accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Meeting of Shareholders held on December 10, 2009, shareholders approved an investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average daily total net assets.

Effective December 6, 2012, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Corporate Governance Committee Chairman will receive $2,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $40,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

For the six months ended June 30, 2013, the Special Opportunities Fund, Inc. incurred Administration fees of $49,402, Fund Accounting fees and expenses of $11,860, Transfer Agent fees and expenses of $8,711 and Custody fees of $11,650.  At June 30, 2013, fees of $27,087, $0, $939, and $7,919 were owed for Fund Administration, Fund Accounting, Transfer Agency, and Custody fees, respectively.

Note 3
Preferred stock
At June 30, 2013, 749,086 shares of 3.00% Convertible Preferred Stock were outstanding.  The holders of Convertible Preferred Stock may convert their shares to common stock at the current ratio of 3.1918 shares of Common Stock for each share of Convertible Preferred Stock held.  The conversion ratio will be adjusted for any future distributions made to common stockholders.  The Convertible

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity investments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or up occurrence of an event that is not solely within the control of the issuer.

The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act.  In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage.  If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $50.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements.  Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times.  The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $55,871,630 and $53,410,140, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the six months ended June 30, 2013.

Note 5
Capital share transactions
During the six months ended June 30, 2013, the Fund issued 250,132 shares for the reinvestment of distributions.  For the year ended December 31, 2012, the Fund issued 133,417 shares for the reinvestment of distributions.

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required.  In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not be subject to a federal excise tax.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

For the year ended December 31, 2012, the Fund realized and retained long-term capital gains of $1,000,000 ($0.1468 per common share) and paid Federal income taxes of $350,000 ($0.0514 per common share).  As a regulated investment company, the Fund elected to retain these gains and designate them to common shareholders of record on December 31, 2012.

The tax character of distributions paid to common shareholders during the fiscal year ended December 31, 2012 and the year ended December 31, 2011 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2012	December 31, 2011
Ordinary income	$3,423,869	$1,939,242
Long-term capital gains	4,541,131	1,635,663
Total distributions paid	$7,965,000	$3,574,905

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2012.

The following information is presented on an income tax basis as of December 31, 2012:

Tax cost of investments	$151,170,752
Unrealized appreciation	11,465,533
Unrealized depreciation	(2,102,961)
Net unrealized appreciation	9,362,572
Undistributed ordinary income	1,401,151
Undistributed long-term gains	184,138
Total distributable earnings	1,585,289
Other accumulated losses and other temporary differences	(387,832)
Total accumulated gains	$10,560,029

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2012, the Fund’s accumulated undistributed net investment income was increased by $81,567, the accumulated net realized gain from investment activities was decreased by $731,567, and the paid-in capital was increased by $650,000.

For the year ended December 31, 2012, the Fund did not have any liabilities for any unrecognized tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

of operations.  During the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended December 31, 2010, December 31, 2011 and December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Note 7
Transactions with affiliates
The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding Voting shares during the period December 31, 2012 through June 30, 2013.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance			Balance			Value
	at			at			at
	Dec. 31,			June 30,	Realized	Dividend	June 30,	Acquisition
Issuer Name	2012	Additions	Reductions	2013	Gain	Income	2013	Cost
Aquasition Corp.*	400,000	—	—	400,000	—	—	3,952,000	3,915,747

*	Aquasition Corp. is a Special Purpose Acquisition Company (SPAC). A SPAC is a publicly-traded buyout company that raises money in order to pursue the acquisition of an existing company.

Note 8
Subsequent events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Note 9
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 49.71% of its ordinary income distribution for the year ended December 31, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2012, 43.37% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Special Opportunities Fund, Inc.	39.78%

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2013.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Principal of the Adviser since	1	Director, Mexico
(47)	as of	Since	2009; Chief Compliance Officer		Equity and Income
	October	2009	of the Adviser from 2009-2012;		Fund, Inc.; Director,
	2009.		Principal of Bulldog Holdings, LLC,		Brantley Capital
			the owner of several entities		Corporation (in
			serving as the general partner		liquidation);
			of several investment partnerships		Director, Imperial
			in the Bulldog Investors group of		Holdings, Inc.
private funds, and the owner of
Kimball & Winthrop, LLC, the
managing general partner of
Bulldog Investors General
Partnership, since 2012;
Principal of the general partner
of several private investment
partnerships in the Bulldog
Investors group of private funds
from 1992-2012.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser since	1	Chairman, Mexico
(68)	and	Since	2009; Principal of Bulldog		Equity and Income
	Secretary	2009	Holdings, LLC, the owner of		Fund, Inc.;
	as of		several entities serving as the		Chairman, Brantley
	October		general partner of several		Capital Corporation
	2009.		investment partnerships in the		(in liquidation);
			Bulldog Investors group of private		Director, ASA Ltd.;
			funds, and the owner of Kimbal		Director, MVC
			& Winthrop, LLC, the managing		Capital, Inc.;
			general partner of Bulldog		Chairman, Imperial
			Investors General Partnership,		Holdings, Inc.
since 2012; Principal of the
general partner of several private
investment partnerships in the
Bulldog Investors group of private
funds from 1992-2012.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(75)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd;
Director, Imperial
Holdings, Inc.

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Main	1	None
(40)		Since	Street Investment Partners,
		2009	LLC (private equity firm);
Managing Director of Opus
Partners, LLC (private equity
firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(44)		Since	LLC and NBC Bancshares, LLC.
2009

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(69)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

OFFICERS

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	n/a	n/a
(47)	as of	Since	Officer of the Adviser; Principal
	October	2009	of the general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(44)	President	Since	group of Investment Funds;
	and		Managing member of the
	Treasurer		General Partner of Opportunity
	as of		Income Plus L.P., an investment
	October		fund.
2009.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser;	n/a	n/a
(68)	and	Since	Principal of the general partner
	Secretary	2009	of several private investment
	as of		partnerships in the Bulldog
	October		Investors group of funds.
2009.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(75)	Compliance	Since	Associates (a financial and
	Officer	2009	corporate consulting firm).
and Chief
Financial
Officer as of
January
2010.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Mr. Hellerman is not affiliated with Brooklyn Capital Management, LLC.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On December 28, 2012, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Board of Directors
James Chadwick
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2013 to 1/31/2013	N/A	N/A	N/A	N/A
2/1/2013 to 2/28/2013	N/A	N/A	N/A	N/A
3/1/2013 to 3/31/2013	N/A	N/A	N/A	N/A
4/1/2013 to 4/30/2013	N/A	N/A	N/A	N/A
5/1/2013 to 5/31/2013	N/A	N/A	N/A	N/A
6/1/2013 to 6/30/2013	N/A	N/A	N/A	N/A
Total

*
Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*                    /s/Andrew Dakos
Andrew Dakos, President

Date      September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Andrew Dakos
Andrew Dakos, President

Date      September 5, 2013

By (Signature and Title)*                    /s/Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date     September 4, 2013

* Print the name and title of each signing officer under his or her signature.